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                                                                   EXHIBIT 10.20


                             INFORMATICA CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is entered into as of the 3rd day of April, 2000, by and between Informatica Corporation, a Delaware corporation (the "Company"), and PricewaterhouseCoopers LLP, a registered Delaware limited liability partnership ("PwC").

                                    RECITALS

        1. The Company and PwC have entered into or are simultaneously with the execution of this Agreement entering into an Intellectual Property Transfer and Consulting Services Agreement (the "IP Transfer Agreement").

        2. Pursuant to the IP Transfer Agreement, the Company will issue to PwC 409,138 shares of Informatica's Common Stock (the "Shares").

        3. It is a condition to the parties' respective obligations to effect the closing under the IP Transfer Agreement that they enter into this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (b) "Holder" shall mean (i) PwC, to the extent it is holding Registrable Securities, and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with
Section 2(g) hereof.

               (c) "Registrable Securities" means the Shares and any Common Stock issued or issuable in respect of the Shares upon any stock split, dividend, recapitalization, or similar event, or any Common Stock otherwise issuable with respect to the Shares; provided, however, that the Shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto are removed prior to any such sale.

               (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


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               (e) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2(a) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

               (f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (g) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (h) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

        2. REGISTRATION.

               (a) Company Registration.

                      (i) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or for the account of a security holder or holders, other than (A) a registration relating solely to employee benefit plans, or (B) a registration relating solely to a Rule 145 transaction, the Company will:

                             a. promptly give to each Holder written notice
thereof; and

                             b. include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within thirty (30) days after receipt of such written notice from the Company by any Holder.

                      (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i)a. In such event the right of any Holder to registration pursuant to Section 2(a) shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2(a), if the managing underwriter determines that marketing factors require a limitation of the number of


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shares to be underwritten, the managing underwriter may limit the number of the
Registrable Securities to be included in such registration; provided however, that (x) any such limitation or "cutback" shall be first applied to all shares proposed to be sold in such offering other than for the account of the Company which are not Registrable Securities hereunder or under the Company's Second Amended and Restated Investor Rights Agreement dated as of June 2, 1997 (the "Investor Rights Agreement"), (y) any such limitation or "cutback" shall then be applied to all shares proposed to be sold in such offering other than for the account of the Company which are not Registrable Securities under the Investor Rights Agreement, and (z) notwithstanding clauses (x) and (y), in no event shall any shares being sold by a shareholder exercising a demand registration right be excluded from such offering. The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities or other securities that may be included in the registration and underwriting shall, subject to the foregoing, be allocated among all the Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities to be included in such registration held by such Holders and other holders at the time of filing of a registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

If the Holders desire to have Registrable Securities included in a registration pursuant to this Section 2(a) for which the registration statement is filed within the one-year period following the date of this Agreement, and if as a result of the operation of the foregoing allocation priorities less than 81,828 shares of Registrable Securities (as adjusted for stock splits, stock dividends and other recapitalizations) are included therein, then, at the request of the Holders, the Company will, at the time its effects the foregoing registration, also register for the Holders a number of shares of Registrable Securities such that the total number of Registrable Securities registered for the Holders equals at least 81,828 shares (as adjusted as provided above). Any limitations or conditions applicable to the registration initiated by the Company under this
Section 2(a) shall apply to the foregoing registration for the Holders. In the event the Company terminates or withdraws the registration initiated by it under this Section 2(a) in accordance with clause (iii) below, the Company shall have the right to terminate or withdraw the foregoing registration for the Holders.

If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement thereto, or such other shorter period of time as the underwriters may require.

                      (iii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

               (b) Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 2(a) shall be borne by the Company. All


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Selling Expenses relating to securities registered on behalf of the Holders hereunder shall be borne by the Holders pro rata on the basis of the number of shares so registered.

               (c) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                      (i) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (180) days or until the distribution described in the registration statement has been completed, whichever first occurs; and

                      (ii) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

                      (iii) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (iv) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (d) Indemnification.

                      (i) The Company will indemnify each Holder of Registrable Securities included in a registration pursuant to this Agreement, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement


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thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act, state securities law or any rule or regulation promulgated under the such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any underwriter, or any Holder, if there is no underwriter, if a copy of the final prospectus filed with the Commission pursuant to its Rule 424(b) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if such final prospectus cured the untrue statement, alleged untrue statement, omission of alleged omission giving rise to the loss, liability, claim or damage.

                      (ii) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this Section 2(d)(ii) shall be limited in an amount equal to the net proceeds of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder. In no event will any Holder be required to enter into any agreement or undertaking for the benefit of the Company in connection with any registration under this Section 2 providing for any


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indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 2(d)(ii).

                      (iii) Each party entitled to indemnification under this
Section 2(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but shall instead in such event pay the fees and costs of separate counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (e) Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

               (f) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                      (i) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act;

                      (ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

                      (iii) So long as a Holder owns any Restricted Securities to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act (at any time after it has


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become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               (g) Transfer of Registration Rights. The rights to cause the Company to register securities granted under Section 2(a) may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least 200,000 shares of Registrable Securities held by the assignor or transferor (appropriately adjusted for recapitalizations, stock splits and the like), provided that the foregoing minimum share amount shall not apply to a single transfer by PwC to Concept Information Systems, Inc., (iii) written notice is promptly given to the Company and (iv) such transferee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any affiliated partnership or constituent partner or retired partner of PwC, provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement.

               (h) Termination of Registration Rights. The rights granted pursuant to Section 2(a) of this Agreement shall terminate as to any Holder at such time as such Holder (i) can sell all of his Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act or (ii) can sell all of his Registrable Securities pursuant to Rule 144 in any single ninety (90) day period. The rights granted pursuant to Section 2(a) of this Agreement shall in any event terminate as to all Holders on April 28, 2004.

        3. AMENDMENT. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future holder of all such securities, and the Company.

        4. GOVERNING LAW. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

        5. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

        6. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the


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party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to PwC, at its address as set forth in the IP Transfer Agreement, or at such other address as PwC shall have furnished to the Company in writing in accordance with this Section 6, (b) if to any other Holder, at such address as such Holder shall have furnished the Company in writing in accordance with this Section 6, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder thereof who has so furnished an address to the Company, or (c) if to the Company, at its principal office.

        7. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorney's fees.

        8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        The foregoing agreement is hereby executed as of the date first above written.

INFORMATICA CORPORATION                   PRICEWATERHOUSECOOPERS LLP

By:    /s/ Diaz Nesamoney                 By:     /s/ Robert A. Glatz
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Name:  Diaz Nesamoney                     Name:   Robert A. Glatz
       ----------------------------               ------------------------------
Title: President & COO                    Title:  Partner
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